                                                                    Exhibit 10.2



                  FIRST WAIVER dated as of September 9, 1998 (this "Waiver"), among FPA MEDICAL MANAGEMENT, INC., a Delaware corporation and debtor and debtor-in-possession (the "Borrower"), each direct and indirect Subsidiary of the Borrower party to the Credit Agreement referred to below (the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession, the several banks and other financial institutions from time to time parties to the Credit Agreement referred to below (the "Lenders") and BANKBOSTON, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :


                  WHEREAS, the parties to this Waiver are parties to the Revolving Credit and Guarantee Agreement dated as of July 20, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement");

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower;

                  WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders agree to waive Section 6.19 (Minimum Net Cash Flow From Operations) of the Credit Agreement in the manner provided in this Waiver;

                  WHEREAS, the Administrative Agent and the Lenders have agreed to such waiver, but only upon the terms and subject to the conditions set forth herein.

                  NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                  SECTION 1. DEFINITIONS.

                  1.1. Defined Terms. Unless otherwise defined herein and except as set forth in this Waiver, terms defined in the Credit Agreement are used herein as therein defined.


                  SECTION 2. WAIVER. Subject to the terms and conditions hereof, the Lenders hereby waive application of, and any Default or Event of Default that would otherwise occur under:

                           (a) Section 6.2 (Limitation on Liens) of the Credit Agreement but solely as to the existence of the Liens and right of set-off in favor of First Union National Bank ("First Union") pursuant to the "Deposit Agreement and Disclosures for Non-Personal Accounts" between the Borrower and First Union;

                           (b) Section 6.12 (Cash Concentration) of the Credit Agreement but solely as to the transfer of the cash management system of the Borrower and its Subsidiaries to First Union;

                           (c) Section 6.19 (Minimum Net Cash Flow From
         Operations) of the Credit Agreement but solely as to Sterling with respect to the period from the Filing Date through August 28, 1998; and

                           (d) Section 6.20 (Minimum Receipts) of the Credit Agreement but solely with respect to the failure of FPA Florida Medical Groups to receive approximately $5,400,000 from Humana during the period from the Filing Date through August 28, 1998;

provided, in each case, that the Administrative Agent shall have received a copy of the "Negative Covenant Report" for the Borrower and the Core Businesses for the period from July 20, 1998 to August 28, 1998, together with a certificate of a Responsible Officer certifying that such Responsible Officer has no reason to believe that such Report is incorrect or misleading in any material respect; provided further that (a) the waivers contained in clauses (a) and (b) above shall remain in effect only through September 15, 1998 and (b) the waiver contained in clause (d) above shall remain in effect only through September 22, 1998.


                  SECTION 3. MISCELLANEOUS.

                  3.1. Effectiveness. This Waiver shall become effective upon the date on which the Administrative Agent shall have received, with counterparts for each Lender, this Waiver, duly executed and delivered by the Borrower, the Guarantors and the Required Lenders.

                  3.2. Representations and Warranties. After giving effect to this Waiver, each of the Borrower and the Guarantors hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement, except that solely for purposes of Section 3.5 of the Credit Agreement, the Liens and right of set-off described in Section 2(a) above shall constitute "Permitted Liens".

                  3.3. Continuing Effect; No Other Amendments or Waivers. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

                  3.4. Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  3.5. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  3.6. No Admission. The request of the Borrower and the Guarantors for the foregoing waivers shall not constitute an admission, by the Borrower and the Guarantors, of the existence of a Default or Event of Default.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   BORROWER

                                   FPA MEDICAL MANAGEMENT, INC.


                                   By: __________________________________
                                       Name:
                                       Title:


                                   GUARANTORS

                                   AHI HEALTHCARE SYSTEMS, INC.
                                   AHI (TEXAS) HEALTHCARE SYSTEMS, INC.
                                   AMG MANAGEMENT COMPANY
                                   AMERICAN HEALTH MEDICAL GROUP, DOWNEY,
                                            INC.
                                   ARIZONA MANAGED CARE PROVIDERS, LTD.
                                   AVANTI HEALTH SYSTEMS OF TEXAS, INC.
                                   BHP IPA, INC.
                                   BEVERLY HILLS/WEST LOS ANGELES MEDICAL
                                            NETWORK, A MEDICAL GROUP, INC.
                                   CAROLINA HEALTH CARE GROUP, P.C.
                                   CENTURY FAMILY MEDICAL GROUP, INC.
                                   CINCINNATI HEALTH PARTNERS, INC.
                                   COMPREHENSIVE PRIMARY CARE MSO, INC.
                                   CONNEKT, LLC
                                   CORNERSTONE PHYSICIANS CORPORATION
                                   CORNERSTONE PHYSICIANS OF PHOENIX, INC.
                                   FHC IPA, INC.
                                   FHMG/TDMC MEDICAL GROUP, A PROFESSIONAL
                                            CORPORATION
                                   FAMILY PRACTICE ASSOCIATES OF SOUTHERN
                                            CALIFORNIA, A MEDICAL CORP.
                                   FPA ACQUISITION CORPORATION
                                   FPA AXMINSTER MEDICAL GROUP, INC.
                                   FPA HOLDING COMPANY OF CALIFORNIA, INC.
                                   FPA INDEPENDENT PRACTICE ASSOCIATION,
                                            A MEDICAL CORP.

                                   FPA MEDICAL FOUNDATION
                                   FPA MEDICAL GROUP OF ARIZONA, P.C.
                                   FPA MEDICAL GROUP OF CALIFORNIA, INC.
                                   FPA MEDICAL GROUP OF DELAWARE, P.A.
                                   FPA MEDICAL GROUP OF FLORIDA, INC.
                                   FPA MEDICAL GROUP OF GEORGIA, P.C.
                                   FPA MEDICAL GROUP OF KANSAS, P.A.
                                   FPA MEDICAL GROUP OF KENTUCKY, INC.
                                   FPA MEDICAL GROUP OF NEW JERSEY,
                                            A PROFESSIONAL CORPORATION
                                   FPA MEDICAL GROUP OF NORTHERN
                                            CALIFORNIA, INC.
                                   FPA MEDICAL GROUP OF PENNSYLVANIA,
                                            A MEDICAL CORPORATION
                                   FPA MEDICAL GROUP OF TEXAS, A TEXAS
                                            PROFESSIONAL ASSOCIATION
                                   FPA MEDICAL GROUP OF THE GREATER BAY
                                            AREA, INC.
                                   FPA MEDICAL GROUP, P.A.
                                   FPA MEDICAL MANAGEMENT OF ARIZONA, INC.
                                   FPA MEDICAL MANAGEMENT OF CALIFORNIA,
                                            INC.
                                   FPA MEDICAL MANAGEMENT OF FLORIDA, INC.
                                   FPA MEDICAL MANAGEMENT OF GEORGIA, INC.
                                   FPA MEDICAL MANAGEMENT OF ILLINOIS, INC.
                                   FPA MEDICAL MANAGEMENT OF KENTUCKY,
                                            INC.
                                   FPA MEDICAL MANAGEMENT OF LOUISIANA,
                                            INC.
                                   FPA MEDICAL MANAGEMENT OF MISSOURI, INC.
                                   FPA MEDICAL MANAGEMENT OF NORTH
                                            CAROLINA, INC.
                                   FPA MEDICAL MANAGEMENT OF SOUTH
                                            CAROLINA, INC.
                                   FPA MEDICAL MANAGEMENT OF TENNESSEE,
                                            INC.
                                   FPA MEDICAL MANAGEMENT OF TEXAS, INC.
                                   FPA MEDICAL MANAGEMENT OF THE
                                            MID-ATLANTIC, INC.
                                   FPA OF GEORGIA, INC.
                                   FPA SURGICAL CENTER, INC.
                                   FPA WOMEN'S CARE OF GEORGIA, INC.

                                   FPA/GREGORY MEDICAL GROUP OF NEVADA,
                                            LTD.
                                   FOUNDATION HEALTH IPA, A PROFESSIONAL
                                            MEDICAL CORPORATION
                                   G.P.M. IPA, INC.
                                   GATEWAY IPA, INC.
                                   GATEWAY PHYSICIANS SERVICES, INC.
                                   GOTHAM MANAGEMENT, INC.
                                   GOTHAM MID-TOWN MANAGEMENT, INC.
                                   HAYWARD VESPER MEDICAL GROUP, INC.
                                   HEALTH ONE ASSOCIATES, INC.
                                   HEALTH PARTNERS, INC.
                                   HEALTHCAP, INC.
                                   HEALTHCAP-MISSOURI, INC.
                                   HEALTHCAP-NEVADA, INC.
                                   INTERGROUP IPA, P.C.
                                   MID-LEVEL PRACTITIONERS, INC.
                                   MONTEBELLO PHYSICIANS MEDICAL GROUP,
                                            INC.
                                   NOVA HEALTHCARE MEDICAL GROUP, INC.
                                   NOVA PHYSICIANS MEDICAL CORPORATION, INC.
                                   OB-GYN MANAGEMENT, INC.
                                   PHYSICIAN NETWORK OF WHITTIER MEDICAL
                                            ASSOCIATES, INC.
                                   PHYSICIANS MEDICAL GROUP OF FLORIDA, INC.
                                   PRIMARY CARE MEDICAL GROUP AT LITTLE
                                            COMPANY OF MARY HOSPITAL, INC.
                                   PRIVATE PHYSICIANS GROUP AT STANFORD, A
                                            MEDICAL GROUP, INC.
                                   SAN ANTONIO HEALTH PARTNERS, INC.
                                   ST. FRANCIS CARE MEDICAL GROUP
                                   STERLING ANESTHESIA, INC.
                                   STERLING CREDENTIALS VERIFICATION
                                            SERVICES, INC.
                                   STERLING EMERGENCY MEDICAL CARE, INC.
                                   STERLING EMERGENCY TREATMENT
                                            ASSOCIATES, INC.
                                   STERLING HEALTHCARE GROUP, INC.
                                   STERLING HEALTHCARE MEDICAL CORP.
                                   STERLING HEALTHCARE OF TEXAS, P.A.
                                   STERLING MEDICAL GROUP OF MICHIGAN, INC.
                                   STERLING MEDICAL GROUP OF MICHIGAN, P.C.
                                   STERLING MEDNET EMERGENCY SERVICES, INC.

                                   STERLING MIAMI, INC.
                                   STERLING MICHIGAN, P.C.
                                   STERLING PROFESSIONAL EMERGENCY
                                            PHYSICIANS, LLC
                                   STERLING RADIOLOGY, INC.
                                   STERLING REGIONAL EMERGENCY SERVICES,
                                            INC.
                                   STERLING SUB TEXAS, INC.
                                   THE DOCTORS OFFICENTER MEDICAL GROUP OF
                                            HOUSTON, P.A.
                                   THE DOCTORS OFFICENTER MEDICAL GROUP OF
                                            DALLAS, P.A.
                                   THOMAS-DAVIS MEDICAL CENTERS, P.C.
                                   VIP IPA, A PROFESSIONAL MEDICAL
                                            CORPORATION
                                   VIRGINIA HEALTH PARTNERS, INC.
                                   VMS MEDICAL IPA, INC.


                                   By:  _____________________________________
                                        Name:
                                        Title:


                                   BANKBOSTON, N.A., as Administrative Agent and as a Lender


                                   By:  _____________________________________
                                        Name:
                                        Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:  _____________________________________
                                        Name:
                                        Title:

                                   LEHMAN COMMERCIAL PAPER INC.


                                   By:  _____________________________________
                                        Name:
                                        Title:


                                   VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                   INCOME TRUST


                                   By:  _____________________________________
                                        Name:
                                        Title: